Payables and Accrued Expenses	12 Months Ended
Dec. 31, 2012
Payables and Accrued Expenses
14.	PAYABLES AND ACCRUED EXPENSES

Payables and accrued expenses consist of the following:

	December 31,
	2011	2012
	(RMB)	(RMB)	(US$)

Payroll and welfare payables	54,073,187	67,327,973	10,806,885
Business tax, related surcharges and other taxes	43,899,929	64,905,302	10,418,019
Other payables
- Property and equipment and intangible assets	7,653,313	4,960,542	796,222
- stock option (1)	11,753,633	25,320,305	4,064,189
Accrued expenses	51,905,425	45,013,072	7,225,096
Payable for reacquisition of Beijing Giant Zhengtu (Note 3)	—	28,625,000	4,594,629
Others	2,325,398	2,441,891	391,951

Total	171,610,885	238,594,085	38,296,991

(1)	Starting from 2008, the Company used a broker to facilitate the cashless exercise of share options by employees which results in the Group receiving stock options proceeds from the broker and a related pass through proceeds amount due to employees, which is recorded within other payables.